UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

Tarsus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39614	81-4717861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15440 Laguna Canyon Road, Suite 160

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 409-9820

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TARS	The Nasdaq Global Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, the Board of Directors (the “Board”) of Tarsus Pharmaceuticals, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Wendy Yarno to the Board, effective immediately. Ms. Yarno will serve as a Class III director with a term expiring at the Company’s 2023 annual meeting of stockholders or until her successor is duly elected and qualified. The Board determined that Ms. Yarno is independent under the listing standards of Nasdaq. Further, effective immediately, the Board appointed Ms. Yarno to serve on the Audit Committee of the Board.

As a non-employee director, Ms. Yarno will receive cash and equity compensation paid by the Company pursuant to its non-employee director compensation policy, which includes an initial grant of an option to purchase 20,000 shares of the Company’s common stock. There are no arrangements or understandings between Ms. Yarno and any other person pursuant to which Ms. Yarno was selected as a director, and there are no transactions between Ms. Yarno and the Company that would require disclosure under Item 404(a) of Regulation S-K. In addition, the Company has entered into an indemnification agreement with Ms. Yarno in connection with her appointment to the Board which is in substantially the same form as that entered into with the other directors of the Company.

Following the appointment of Ms. Yarno, the Company’s Class III directors consist of Ms. Yarno, Bhaskar Chaudhuri and Andrew Goldberg.

A copy of the press release issued by the Company announcing the foregoing is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Amended Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 9, 2020).

99.1	Press Release issued by the Company on November 19, 2020 announcing the appointment of Ms. Yarno to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2020

Tarsus Pharmaceuticals, Inc.

By:	/s/ Bobak Azamian
Bobak Azamian, M.D., Ph.D.
President and Chief Executive Officer